SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 11, 2000



                           MIDWAY AIRLINES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                     000-23447                        36-3915637
             (Commission File Number)      (IRS Employer Identification No.)

                           2801 Slater Road, Suite 200
                           Morrisville, North Carolina                27560
                    (Address of principal executive offices)       (Zip Code)

                                 (919) 595-6000
              (Registrant's telephone number, including area code)

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         Item 5.  Other Events.

         The impact of the January 2000 winter storms in Raleigh-Durham, North Carolina on the Company's financial results has not yet been analyzed in detail, but the loss of revenue resulting from these storms was in the area of $4.0 Million. The Company issued the press release filed herewith as Exhibit 99 in connection with the foregoing.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  99 Press Release, dated February 11, 2000

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MIDWAY AIRLINES CORPORATION


                                             By: /s/ Jonathan S. Waller
                                                 ------------------------
Dated:   February 14, 2000                       Jonathan S. Waller
                                                 Senior Vice President

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